UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

InPoint Commercial Real Estate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40833	32-0506267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 826-8228

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	ICR PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

For the year ended December 31, 2024, InPoint Commercial Real Estate Income, Inc. (the "Company") paid common stock cash distributions of approximately $12.6 million and preferred stock cash distributions of approximately $6.0 million. For income tax purposes for the common stock distributions, 0.7% were treated as ordinary dividends and 99.3% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder's basis in its shares and thereafter as capital gain). For income tax purposes for the preferred stock distributions, all of the distributions were treated as ordinary dividends. The following table denotes the nature of the Company's monthly cash distributions paid in 2024 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2024. All amounts are stated in dollars per share.

Record Date(s)	Distribution Payment Date	Total Cash Distributions	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class P Common Stock:
December 31, 2023	January 18, 2024	$0.1042	$0.0007	$—	$0.1035
January 31, 2024	February 20, 2024	$0.1042	$0.0007	$—	$0.1035
February 29, 2024	March 19, 2024	$0.1042	$0.0007	$—	$0.1035
March 31, 2024	April 17, 2024	$0.1042	$0.0007	$—	$0.1035
April 30, 2024	May 17, 2024	$0.1042	$0.0007	$—	$0.1035
May 31, 2024	June 18, 2024	$0.1042	$0.0007	$—	$0.1035
June 30, 2024	July 17, 2024	$0.1042	$0.0007	$—	$0.1035
July 31, 2024	August 19, 2024	$0.1042	$0.0007	$—	$0.1035
August 31, 2024	September 18, 2024	$0.1042	$0.0007	$—	$0.1035
September 30, 2024	October 17, 2024	$0.1042	$0.0007	$—	$0.1035
October 31, 2024	November 19, 2024	$0.1042	$0.0007	$—	$0.1035
November 30, 2024	December 18, 2024	$0.1042	$0.0007	$—	$0.1035

Class A Common Stock:
December 31, 2023	January 18, 2024	$0.1042	$0.0007	$—	$0.1035
January 31, 2024	February 20, 2024	$0.1042	$0.0007	$—	$0.1035
February 29, 2024	March 19, 2024	$0.1042	$0.0007	$—	$0.1035
March 31, 2024	April 17, 2024	$0.1042	$0.0007	$—	$0.1035
April 30, 2024	May 17, 2024	$0.1042	$0.0007	$—	$0.1035
May 31, 2024	June 18, 2024	$0.1042	$0.0007	$—	$0.1035
June 30, 2024	July 17, 2024	$0.1042	$0.0007	$—	$0.1035
July 31, 2024	August 19, 2024	$0.1042	$0.0007	$—	$0.1035
August 31, 2024	September 18, 2024	$0.1042	$0.0007	$—	$0.1035
September 30, 2024	October 17, 2024	$0.1042	$0.0007	$—	$0.1035
October 31, 2024	November 19, 2024	$0.1042	$0.0007	$—	$0.1035
November 30, 2024	December 18, 2024	$0.1042	$0.0007	$—	$0.1035

Class D Common Stock:
December 31, 2023	January 18, 2024	$0.1005	$0.0007	$—	$0.0998
January 31, 2024	February 20, 2024	$0.1006	$0.0007	$—	$0.0999
February 29, 2024	March 19, 2024	$0.1008	$0.0007	$—	$0.1001
March 31, 2024	April 17, 2024	$0.1006	$0.0007	$—	$0.0999
April 30, 2024	May 17, 2024	$0.1007	$0.0007	$—	$0.1000
May 31, 2024	June 18, 2024	$0.1006	$0.0007	$—	$0.0999
June 30, 2024	July 17, 2024	$0.1008	$0.0007	$—	$0.1001
July 31, 2024	August 19, 2024	$0.1006	$0.0007	$—	$0.0999
August 31, 2024	September 18, 2024	$0.1007	$0.0007	$—	$0.1000
September 30, 2024	October 17, 2024	$0.1008	$0.0007	$—	$0.1001
October 31, 2024	November 19, 2024	$0.1007	$0.0007	$—	$0.1000
November 30, 2024	December 18, 2024	$0.1008	$0.0007	$—	$0.1001

Class I Common Stock:
December 31, 2023	January 18, 2024	$0.1042	$0.0007	$—	$0.1035
January 31, 2024	February 20, 2024	$0.1042	$0.0007	$—	$0.1035
February 29, 2024	March 19, 2024	$0.1042	$0.0007	$—	$0.1035

March 31, 2024	April 17, 2024	$0.1042	$0.0007	$—	$0.1035
April 30, 2024	May 17, 2024	$0.1042	$0.0007	$—	$0.1035
May 31, 2024	June 18, 2024	$0.1042	$0.0007	$—	$0.1035
June 30, 2024	July 17, 2024	$0.1042	$0.0007	$—	$0.1035
July 31, 2024	August 19, 2024	$0.1042	$0.0007	$—	$0.1035
August 31, 2024	September 18, 2024	$0.1042	$0.0007	$—	$0.1035
September 30, 2024	October 17, 2024	$0.1042	$0.0007	$—	$0.1035
October 31, 2024	November 19, 2024	$0.1042	$0.0007	$—	$0.1035
November 30, 2024	December 18, 2024	$0.1042	$0.0007	$—	$0.1035

Class T Common Stock:
December 31, 2023	January 18, 2024	$0.0916	$0.0006	$—	$0.0910
January 31, 2024	February 20, 2024	$0.0919	$0.0006	$—	$0.0913
February 29, 2024	March 19, 2024	$0.0927	$0.0006	$—	$0.0921
March 31, 2024	April 17, 2024	$0.0920	$0.0006	$—	$0.0914
April 30, 2024	May 17, 2024	$0.0925	$0.0006	$—	$0.0919
May 31, 2024	June 18, 2024	$0.0921	$0.0006	$—	$0.0915
June 30, 2024	July 17, 2024	$0.0925	$0.0006	$—	$0.0919
July 31, 2024	August 19, 2024	$0.0921	$0.0006	$—	$0.0915
August 31, 2024	September 18, 2024	$0.0922	$0.0006	$—	$0.0916
September 30, 2024	October 17, 2024	$0.0926	$0.0006	$—	$0.0920
October 31, 2024	November 19, 2024	$0.0922	$0.0006	$—	$0.0916
November 30, 2024	December 18, 2024	$0.0926	$0.0006	$—	$0.0920

Series A Cumulative Redeemable Preferred Stock:
March 15, 2024	March 29, 2024	$0.4219	$0.4219	$—	$—
June 15, 2024	June 28, 2024	$0.4219	$0.4219	$—	$—
September 15, 2024	September 30, 2024	$0.4219	$0.4219	$—	$—
December 15, 2024	December 30, 2024	$0.4219	$0.4219	$—	$—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	January 27, 2025	By:	/s/ Catherine L. Lynch
Catherine L. Lynch Chief Financial Officer